ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
                       $826,801,000 (APPROXIMATE BALANCE)             MARCH 2000
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1


APPROXIMATE SECURITIES STRUCTURE:

                                   APPROXIMATE     EXPECTED CREDIT       EXPECTED         EXPECTED
              EXPECTED RATING     FACE/NOTIONAL        SUPPORT       WEIGHTED AVERAGE      PAYMENT
 CLASS (a)     MOODY'S/FITCH       AMOUNT (MM)       (% OF UPB)      LIFE (YEARS) (b)      WINDOW
------------------------------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
  X (c)           Aaa/AAA              $916.1             N/A               9.12         4/00 - 1/15
  A1              Aaa/AAA               128.7            25.00              5.70         4/00 - 5/09
  A2              Aaa/AAA               558.4            25.00              9.56         5/09 - 12/09
  B                Aa/AA                 38.9            20.75              9.79        12/09 - 1/10
  C                A2/A                  45.8            15.75              9.84         1/10 - 1/10
  D                A3/A-                  9.2            14.75              9.84         1/10 - 1/10
  E              Baa2/BBB                32.1            11.25              9.84         1/10 - 1/10
  F              Baa3/BBB-               13.7             9.75              9.84         1/10 - 1/10

PRIVATELY OFFERED CLASSES (d)
------------------------------------------------------------------------------------------------------
  G
  H
  J
  K
  L
  M
  N
               TOTAL SECURITIES:     $916.1
------------------------------------------------------------------------------------------------------

(a) Class A1 is expected to have a fixed pass-through rate. Classes A2 through E are expected to have a fixed pass-through rate subject to a cap equal to the weighted average Net Mortgage Pass-Through Rate. Class F is expected to have a pass-through rate equal to the weighted average Net Mortgage Pass-Through Rate.

(b) Calculated at 0% CPR, assuming no balloon payment extension and that ARD Loans pay in full on Anticipated Repayment Dates.

(c) Notional amount on interest only class.

(d) Not offered hereby.

KEY FEATURES:
-------------

Lead Managers:                               Goldman, Sachs & Co.
                                             Deutsche Banc Alex. Brown
Selling Group:                               Newman and Associates, Inc.
Mortgage Loan Sellers:                       GMAC Commercial Mortgage Corporation (44.36%)
                                             Archon Financial, L.P. (GSMC) (33.43%)
                                             German American Capital Corporation (DB) (22.21%)
Master Servicer:                             GMAC Commercial Mortgage Corporation
Special Servicer:                            GMAC Commercial Mortgage Corporation
Trustee:                                     LaSalle Bank National Association
Launch:                                      March 2000
Pricing:                                     March 2000
Closing:                                     March 2000
Cut-Off Date:                                March 1st, 5th and 10th
Distribution Date:                           15th of each month, or following business day (commencing
                                             April 17, 2000)
Payment Delay:                               14 days
ERISA                                        Eligible: Classes A1, A2 and X are
                                             expected to be ERISA eligible
                                             subject to certain conditions for
                                             eligibility.
SMMEA                                        Eligible: Classes A1, A2, B and X
                                             are expected to be SMMEA securities
                                             upon issuance.
Structure:                                   Sequential pay
Day Count:                                   30/360
Tax Treatment:                               REMIC
Rated Final Distribution Date:               TBD
Clean up Call:                               1.0%
Minimum Denominations:                       Publicly Offered Classes: $25,000 & $1; Class X $1,000,000
                                             Notional Amount & $1.
Delivery:                                    DTC


--------------------------------------------------------------------------------

COLLATERAL FACTS:
-----------------
Initial Pool Balance:                                              $916,127,302
Number of Mortgage Loans:                                                   139
Number of Mortgaged Properties:                                             181
Average Cut-Off Date Balance:                                        $6,590,844
Weighted Average Current Mortgage Rate:                                  8.327%
Weighted Average U/W DSCR (a):                                            1.37x
Weighted Average Cut-Off Date LTV Ratio (a):                             69.35%
Weighted Average Remaining Term to Maturity (months):              115.0 months
Weighted Average Remaining Amortization Term (months):             343.9 months
Weighted Average Seasoning (months):                                4.49 months
Balloon Loans as % of Total (b):                                         99.65%
Single Largest Loan as % of Total:                                        5.29%
Five Largest Loans as % of Total:                                        20.90%
Ten Largest Loans as % of Total:                                         31.76%

(a) All DSCR and LTV information presented herein is generally calculated as though any related earnout reserve had been applied to reduce or defease the primary balance of the mortgage loan.

(b) Includes 11 ARD loans totaling $124.1 mm and 13.5% of the pool Cut-Off date balance.

TEN LARGEST LOANS OR SPONSORS
-----------------------------

                                          CURRENT
LOAN                                      BALANCE      % BY UPB      LTV       DSCR   PROPERTY TYPE
------------------------------------------------------------------------------------------------------------
80 Lafayette Street                       $48,443,653     5.29%     66.27%     1.29x  Multifamily
Equity Inns Portfolio                      48,129,553     5.25      48.95      1.90   Lodging
First Union Tower                          36,959,753     4.03      67.82      1.34   Office
World Savings Center                       29,425,174     3.21      61.95      1.47   Office
Freeman Webb Portfolio                     28,500,000     3.11      78.49      1.20   Multifamily
Minnesota Industrial Venture               26,942,535     2.94      78.65      1.25   Industrial/Office
Fairgrounds Square Mall                    21,710,252     2.37      74.61      1.38   Anchored Retail
Vista Way Apartments                       18,904,581     2.06      79.77      1.20   Multifamily
Citation Club on Palmer Ranch              17,050,000     1.86      74.13      1.21   Multifamily
Maverick Creek Villas                      14,871,558     1.62      70.15      1.24   Multifamily
                                           ----------   ------      -----      ----
TOTAL/WTD. AVG.                          $290,937,059    31.76%     67.67%     1.40x
------------------------------------------------------------------------------------------------------------

SELECTED LOAN DATA:
-------------------

                                 NUMBER OF                       CUT-OFF DATE BALANCE
                                 MORTGAGED       ---------------------------------------------------------
  GEOGRAPHIC DISTRIBUTION        PROPERTIES         (MM)           % BY UPB          WTD. AVG. DSCR
----------------------------------------------------------------------------------------------------------
  New York                            17           $112.1             12.24%                 1.36x
  California                          13            104.2             11.38                  1.38
  Texas                               22             90.9              9.92                  1.37
  Florida                             15             82.0              8.96                  1.26
  Minnesota                           18             52.2              5.70                  1.28
  Other (a)                           96            474.7             51.81                  1.39
                                    ----          -------           -------                  ----
  TOTAL/WTD. AVG.                    181           $916.1            100.00%                 1.37x
----------------------------------------------------------------------------------------------------------

                                 NUMBER OF                       CUT-OFF DATE BALANCE
                                 MORTGAGED        --------------------------------------------------------
  PROPERTY TYPE                  PROPERTIES         (MM)          % BY UPB          WTD. AVG. DSCR
----------------------------------------------------------------------------------------------------------
  Multifamily                         40           $290.9            31.76%                 1.31x
  Office                              35            213.5            23.30                  1.38
  Retail  (b)                         39            188.1            20.53                  1.35
  Industrial                          35            132.1            14.42                  1.30
  Lodging                             23             61.2             6.68                  1.84
  Mixed Use                            4             20.3             2.21                  1.28
  Mobile Home Park                     2              5.1             0.56                  1.21
  Special Purpose                      3              5.0             0.54                  1.27
                                    ----       ----------         --------                  ----
  TOTAL/WTD. AVG.                    181           $916.1           100.00%                 1.37x
----------------------------------------------------------------------------------------------------------


                                 NUMBER OF                       CUT-OFF DATE BALANCE
                                 MORTGAGED       ---------------------------------------------------------
  PREPAYMENT RESTRICTIONS          LOANS            (MM)          % BY UPB          WTD. AVG. DSCR
----------------------------------------------------------------------------------------------------------
Lockout/Defeasance                   137           $914.7          99.85%                    1.37x
Lockout/Greater YM or 1%               1              1.0           0.11                     1.17
Lockout/Declining Fee                  1              0.4           0.05                     1.32
                                   -----        ---------         ------                     ----
TOTAL/WTD. AVG.                      139          $916.1          100.00%                    1.37x
----------------------------------------------------------------------------------------------------------

(a) Includes 28 states and the U.S Virgin Islands.

(b) 15 properties representing 11.58% of the Aggregate Cut-Off Date Balance are Anchored Retail properties; 24 properties representing 8.95% of the Aggregate Cut-Off Date Balance are Unanchored Retail properties.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

O   For purposes of calculating principal distributions of the Certificates:

    -- Available principal will be allocated sequentially to the class A1, A2, B, C, D, E, F, G, H, J, K, L, M and N certificates.

    -- In case the principal balance of the Class N, M, L, K, J, H, G, F, E, D, C, B, in that order, have been reduced to zero due to the allocation of principal losses, then A1 and A2 will be allocated principal pro rata.

O Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the class A1 and A2 certificates each month.

O Each Class will be subordinate to the Class A1, A2, and X and to each Class with an earlier alphabetic designation than such Class. Each of the Class A1, A2, and X Certificates will be of equal priority.

O   All Classes will pay interest on a 30/360 basis.

O Principal Losses will be allocated in reverse alphabetical order to Class N, M, L, K, J, H, G, F, E, D, C, B, and then pro rata to Class A1 and A2.

O The Master Servicer will cover net prepayment interest shortfalls, provided that with respect to any loans with due dates on or preceding the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the Master Servicing fee equal to 2 basis points per annum on the principal balance of such loans. Net prepayment interest shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated pro-rata (based on interest entitlements) to all regular Certificates.

O Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates other than to the Class X.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      ALLOCATION OF PREPAYMENT PREMIUMS (a)
--------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS:
----------------------------------

Prepayment premiums and yield maintenance amounts with respect to all loans will be allocated between the related Certificates then entitled to principal distributions and the Class X Certificates as follows:

    O A percentage of all prepayment premiums and yield maintenance amounts with respect to all loans will be allocated to each class of the Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess, if any, of the Pass-Through Rate of the Class of the Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess, if any, of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

         -----------------------------------------------------------------------

         Prepayment                      (Pass-Through Rate - Discount Rate)
         Premium Allocation     =     ------------------------------------------
         Percentage                         (Mortgage Rate - Discount Rate)

         -----------------------------------------------------------------------

    O The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X Certificates.

    O In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise.

Allocation of Prepayment Premiums Example
-----------------------------------------

Discount Rate Fraction Methodology:
Mortgage Rate                               =  8%
Bond Class Rate                             =  6%
Treasury Rate                               =  5%
% of Principal Distributed to Class         =  100%

    BOND CLASS ALLOCATION          |   CLASS X ALLOCATION
    -------------------------------|--------------------------------------------
                                   |
    6% - 5% x 100%   =   33 1/3%   |  Receives excess premiums = 66 2/3% thereof
    -------                        |
    8% - 5%                        |

(a) For further information regarding the allocation of prepayment premiums, refer to the Prospectus Supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (a) (b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
PREPAYMENT              MARCH       MARCH        MARCH       MARCH      MARCH       MARCH       MARCH      MARCH
RESTRICTIONS             2000        2001         2002        2003      2004         2005        2006       2007
--------------------------------------------------------------------------------------------------------------------
Locked out              100.00%     100.00%      100.00%       6.65%     0.14%        0.09%       0.09%      0.08%
Defeasance                0.00        0.00         0.00       93.35     99.86        99.86       99.87      99.87
Yield Maintenance         0.00        0.00         0.00        0.00      0.00         0.05        0.05       0.05
3.00 - 3.99%              0.00        0.00         0.00        0.00      0.00         0.00        0.00       0.00
2.00 - 2.99%              0.00        0.00         0.00        0.00      0.00         0.00        0.00       0.00
1.00 - 1.99%              0.00        0.00         0.00        0.00      0.00         0.00        0.00       0.00
--------------------------------------------------------------------------------------------------------------------
Open                      0.00        0.00         0.00        0.00      0.00         0.00        0.00       0.00
--------------------------------------------------------------------------------------------------------------------
TOTAL                   100.00%     100.00%      100.00%     100.00%   100.00%      100.00%     100.00%    100.00%
UPB ($MM)               916.13      909.43       901.91      893.50    884.56       860.03      849.22     831.48
% OF INITIAL UPB        100.00%      99.27%       98.45%      97.53%    96.55%       93.88%      92.70%     90.76%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
PREPAYMENT              MARCH       MARCH        MARCH       MARCH      MARCH       MARCH       MARCH
RESTRICTIONS             2008        2009         2010        2011      2012         2013        2014
--------------------------------------------------------------------------------------------------------------------
Locked out                0.07%       0.07%        0.00%       0.00%     0.00%        0.00%       0.00%
Defeasance               99.88       98.69        98.59       70.07     70.75        72.25       77.99
Yield Maintenance         0.05        0.05         0.00        0.00      0.00         0.00        0.00
3.00 - 3.99%              0.00        0.00         1.41        0.00      0.00         0.00        0.00
2.00 - 2.99%              0.00        0.00         0.00       29.93      0.00         0.00        0.00
1.00 - 1.99%              0.00        0.00         0.00        0.00     29.25        27.75        0.00
--------------------------------------------------------------------------------------------------------------------
Open                      0.00        1.19         0.00        0.00      0.00         0.00       22.01
--------------------------------------------------------------------------------------------------------------------
TOTAL                   100.00%     100.00%      100.00%     100.00%   100.00%      100.00%     100.00%
UPB ($MM)               818.96      790.52        32.06        1.22      0.93         0.62        0.27
% OF INITIAL UPB         89.39%      86.29%        3.50%       0.13%     0.10%        0.07%       0.03%
--------------------------------------------------------------------------------------------------------------------

(a) Table calculated using modeling assumptions.
(b) Differences in totals may exist due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    AVERAGE LIFE TABLE (IN YEARS)
  (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE, YIELD MAINTENANCE AND PENALTY PERIOD THEN RUN AT THE INDICATED CPRS)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                          PREPAYMENT ASSUMPTIONS (CPR)
                  0% CPR             25% CPR            50% CPR                75% CPR               100% CPR
------------------------------------------------------------------------------------------------------------------------------------
 A1                5.70               5.70               5.69                    5.69                   5.64
 A2                9.56               9.55               9.54                    9.52                   9.37
 B                 9.79               9.78               9.75                    9.75                   9.59
 C                 9.84               9.84               9.83                    9.80                   9.61
 D                 9.84               9.84               9.84                    9.84                   9.67
 E                 9.84               9.84               9.84                    9.84                   9.67
 F                 9.84               9.84               9.84                    9.84                   9.71
------------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DISTRIBUTION OF CUT-OFF DATE BALANCES
--------------------------------------------------------------------------------


                                  NUMBER                              PERCENTAGE OF                             WEIGHTED
                               OF MORTGAGE                          AGGREGATE CUT-OFF  AVERAGE CUT-OFF DATE     AVERAGE
RANGE OF CUT-OFF DATE BALANCES    LOANS       CUT-OFF DATE BALANCE    DATE BALANCE          BALANCE              DSCR
-----------------------------------------------------------------------------------------------------------------------------
   $434,534 - 499,999               1                 $434,534             0.05%              $434,534            1.32x
    500,000 - 999,999               2                1,930,298             0.21                965,149            1.30
  1,000,000 - 1,999,999            17               26,389,365             2.88              1,552,316            1.37
  2,000,000 - 2,999,999            24               59,172,886             6.46              2,465,537            1.33
  3,000,000 - 3,999,999            21               73,894,278             8.07              3,518,775            1.38
  4,000,000 - 4,999,999            18               81,501,713             8.90              4,527,873            1.30
  5,000,000 - 5,999,999             8               43,125,968             4.71              5,390,746            1.38
  6,000,000 - 6,999,999             9               58,252,364             6.36              6,472,485            1.52
  7,000,000 - 7,999,999             3               21,388,711             2.33              7,129,570            1.30
  8,000,000 - 8,999,999            12              100,453,441            10.97              8,371,120            1.38
  9,000,000 - 9,999,999             2               19,232,254             2.10              9,616,127            1.32
 10,000,000 - 11,999,999            7               78,791,259             8.60             11,255,894            1.33
 12,000,000 - 13,999,999            4               51,898,287             5.66             12,974,572            1.23
 14,000,000 - 16,999,999            2               29,471,558             3.22             14,735,779            1.33
 17,000,000 - 19,999,999            2               35,954,581             3.92             17,977,290            1.20
 20,000,000 - 24,999,999            2               44,682,614             4.88             22,341,307            1.31
 25,000,000 - 49,999,999            5              189,553,191            20.69             37,910,638            1.46
                                  ---              -----------            -----             ----------            ----
TOTAL/WTD. AVG.                   139             $916,127,302           100.00%            $6,590,844            1.37x
                              ===============================================================================================
-----------------------------------------------------------------------------------------------------------------------------
                                                   WEIGHTED AVERAGE
                                                  REMAINING TERM TO   WEIGHTED AVERAGE
                                WEIGHTED AVERAGE       MATURITY       CUT-OFF DATE LTV
RANGE OF CUT-OFF DATE BALANCES    MORTGAGE RATE          (MOS)              RATIO
--------------------------------------------------------------------------------------
   $434,534 - 499,999                 9.625%             113.0             62.08%
    500,000 - 999,999                 8.956              145.6             58.97
  1,000,000 - 1,999,999               8.547              117.1             67.06
  2,000,000 - 2,999,999               8.404              118.7             72.32
  3,000,000 - 3,999,999               8.421              116.4             68.53
  4,000,000 - 4,999,999               8.361              114.7             70.82
  5,000,000 - 5,999,999               8.098              115.2             67.88
  6,000,000 - 6,999,999               8.600              111.7             67.64
  7,000,000 - 7,999,999               8.623              116.3             72.18
  8,000,000 - 8,999,999               8.202              115.0             71.16
  9,000,000 - 9,999,999               8.474              114.0             71.24
 10,000,000 - 11,999,999              8.354              114.3             68.43
 12,000,000 - 13,999,999              8.456              117.0             74.43
 14,000,000 - 16,999,999              8.118               88.8             70.01
 17,000,000 - 19,999,999              7.919              115.5             77.10
 20,000,000 - 24,999,999              8.278              115.6             76.84
 25,000,000 - 49,999,999              8.271              117.1             63.58
                                      -----              -----             -----
TOTAL/WTD. AVG.                       8.327%             115.0             69.35%
                              ========================================================
--------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE (a)
--------------------------------------------------------------------------------


                   NUMBER OF                               PERCENTAGE OF
                   MORTGAGED                          AGGREGATE CUT-OFF DATE  AVERAGE CUT-OFF DATE  WEIGHTED AVERAGE
STATE              PROPERTIES  CUT-OFF DATE BALANCE           BALANCE                BALANCE              DSCR
---------------------------------------------------------------------------------------------------------------------
New York               17          $112,116,525               12.24%               $6,595,090              1.36x
California             13           104,230,421               11.38                 8,017,725              1.38
Texas                  22            90,858,492                9.92                 4,129,931              1.37
Florida                15            82,046,915                8.96                 5,469,794              1.26
Minnesota              18            52,198,112                5.70                 2,899,895              1.28
Maryland                5            52,093,556                5.69                10,418,711              1.57
Pennsylvania            7            44,180,932                4.82                 6,311,562              1.31
New Jersey              8            39,439,075                4.30                 4,929,884              1.45
Michigan                6            33,652,307                3.67                 5,608,718              1.25
Tennessee               5            32,572,806                3.56                 6,514,561              1.29
Georgia                 6            29,079,438                3.17                 4,846,573              1.26
Arizona                 7            23,281,205                2.54                 3,325,886              1.45
Illinois                3            22,305,288                2.43                 7,435,096              1.49
Colorado                4            22,044,005                2.41                 5,511,001              1.38
Ohio                    6            19,874,912                2.17                 3,312,485              1.41
Delaware                2            17,048,924                1.86                 8,524,462              1.33
North Carolina          3            15,442,354                1.69                 5,147,451              1.25
Massachusetts           2            14,378,390                1.57                 7,189,195              1.31
West Virginia           3            12,441,796                1.36                 4,147,265              1.84
Virginia                5            12,050,559                1.32                 2,410,112              1.54
Virgin Islands          2            11,955,484                1.31                 5,977,742              1.30
South Carolina          1            11,373,287                1.24                11,373,287              1.24
Connecticut             2            10,102,735                1.10                 5,051,368              1.26
Nevada                  2             9,936,797                1.08                 4,968,399              1.25
Washington              2             7,707,131                0.84                 3,853,566              1.29
Oregon                  2             7,553,473                0.82                 3,776,737              1.84
New Hampshire           2             5,719,458                0.62                 2,859,729              1.30
Indiana                 2             4,695,070                0.51                 2,347,535              1.51
Kansas                  2             3,968,629                0.43                 1,984,315              1.90
Alaska                  1             3,688,040                0.40                 3,688,040              1.37
Iowa                    3             3,073,949                0.34                 1,024,650              1.22
Missouri                1             1,795,805                0.20                 1,795,805              1.90
Mississippi             1             1,775,000                0.19                 1,775,000              1.07
Idaho                   1             1,446,431                0.16                 1,446,431              1.36
                      ---           -----------                ----                 ---------              ----
TOTAL/WTD. AVG.       181          $916,127,302              100.00%               $5,061,477              1.37x
                 ====================================================================================================

---------------------------------------------------------------------------------------------------------------------

                                        WEIGHTED AVERAGE      WEIGHTED AVERAGE
                                         REMAINING TERM           CUT-OFF
                    WEIGHTED AVERAGE       TO MATURITY           DATE LTV
STATE                 MORTGAGE RATE           (MOS)                RATIO
------------------------------------------------------------------------------
New York                8.270%               115.6                   64.82%
California              8.203                119.4                   66.90
Texas                   8.458                108.4                   68.94
Florida                 8.235                113.3                   74.24
Minnesota               8.546                116.9                   75.90
Maryland                8.786                117.0                   64.29
Pennsylvania            8.202                113.8                   74.46
New Jersey              8.269                113.2                   67.76
Michigan                8.477                115.6                   73.88
Tennessee               7.810                114.6                   74.83
Georgia                 8.306                115.0                   72.46
Arizona                 8.277                114.8                   65.68
Illinois                8.393                114.7                   67.22
Colorado                8.451                116.4                   67.14
Ohio                    8.298                116.5                   69.96
Delaware                7.844                115.6                   78.77
North Carolina          8.086                114.5                   71.76
Massachusetts           8.732                116.9                   70.21
West Virginia           8.180                113.8                   68.34
Virginia                8.386                116.7                   66.92
Virgin Islands          9.010                116.0                   59.87
South Carolina          8.250                116.0                   77.24
Connecticut             8.398                116.3                   70.46
Nevada                  8.237                114.8                   78.87
Washington              8.151                115.9                   61.95
Oregon                  8.480                114.4                   51.73
New Hampshire           8.089                114.3                   73.74
Indiana                 8.227                113.2                   61.00
Kansas                  8.370                112.0                   49.20
Alaska                  8.480                114.0                   60.46
Iowa                    7.911                114.9                   72.58
Missouri                8.370                112.0                   49.20
Mississippi             8.390                118.0                   65.63
Idaho                   8.040                116.0                   71.43
                        -----                -----                   -----
TOTAL/WTD. AVG.         8.327%               115.0                   69.35%
                 =============================================================

------------------------------------------------------------------------------

(a) If a Mortgage Loan is secured by properties in multiple states, it is treated as multiple Mortgage Loans each of which is allocated a cut-off balance based on the allocated loan amount.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
--------------------------------------------------------------------------------

          [MAP]

WA                   0.84%
OR                   0.82%
CA                  11.38%
AK                   0.40%
ID                   0.16%
NV                   1.08%
AZ                   2.54%
CO                   2.41%
KS                   0.43%
TX                   9.92%
MN                   5.70%
IO                   0.34%
MO                   0.20%
MS                   0.19%
IL                   2.43%
MI                   3.67%
IN                   0.51%
TN                   3.56%
OH                   2.17%
WV                   1.36%
NY                  12.24%
PA                   4.82%
VA                   1.32%
NC                   1.69%
SC                   1.24%
GA                   3.17%
FL                   8.96%
NH                   0.62%
MA                   1.57%
CT                   1.10%
NJ                   4.30%
DE                   1.86%
MD                   5.69%
U.S. Virgin Islands  1.31%

    [PIE CHART]

Other (a)    36.99%
New York     12.24%
California   11.38%
Texas         9.92%
Florida       8.96%
Minnesota     5.70%
Maryland      5.69%
Pennsylvania  4.82%
New Jersey    4.30%

(a) Includes 25 states and the U.S. Virgin Islands

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
--------------------------------------------------------------------------------


                    NUMBER OF
                    MORTGAGED                           PERCENTAGE OF AGGREGATE   AVERAGE CUT-OFF DATE  WEIGHTED AVERAGE
PROPERTY TYPE       PROPERTIES  CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE           BALANCE              DSCR
--------------------------------------------------------------------------------------------------------------------------
Multifamily             40            $290,934,812                  31.76%              $7,273,370             1.31x
Office                  35             213,476,252                  23.30                6,099,321             1.38
Retail (a)              39             188,089,246                  20.53                4,822,801             1.35
Industrial              35             132,092,589                  14.42                3,774,074             1.30
Lodging                 23              61,174,378                   6.68                2,659,756             1.84
Mixed Use                4              20,271,784                   2.21                5,067,946             1.28
Mobile Home Park         2               5,108,120                   0.56                2,554,060             1.21
Special Purpose          3               4,980,121                   0.54                1,660,040             1.27
                     -----         ---------------                -------                ---------             ----
TOTAL/WTD. AVG.        181            $916,127,302                 100.00%              $5,061,477             1.37x
                  ========================================================================================================

--------------------------------------------------------------------------------------------------------------------------

                                       WEIGHTED AVERAGE         WEIGHTED
                                          REMAINING         AVERAGE CUT-OFF
                   WEIGHTED AVERAGE    TERM TO MATURITY         DATE LTV
PROPERTY TYPE        MORTGAGE RATE          (MOS)                RATIO
----------------------------------------------------------------------------
Multifamily                8.011%          115.7                   73.17%
Office                     8.398           116.2                   66.28
Retail (a)                 8.544           111.5                   69.78
Industrial                 8.452           116.4                   72.74
Lodging                    8.545           112.7                   51.71
Mixed Use                  8.601           115.6                   71.70
Mobile Home Park           8.300           117.0                   78.09
Special Purpose            8.379           127.9                   68.74
                           -----           -----                   -----
TOTAL/WTD. AVG.            8.327%          115.0                   69.35%
                  ==========================================================

----------------------------------------------------------------------------

                                  [PIE CHART]

                             Other           3.31%
                             Multifamily    31.76%
                             Office         23.30%
                             Retail (a)     20.53%
                             Industrial     14.42%
                             Lodging        6.68%

(a) properties representing 11.58% of the Aggregate Cut-Off Date Balance are Anchored Retail properties. 24 properties representing 8.95% of the Aggregate Cut-Off Date Balance are Unanchored Retail properties.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          DISTRIBUTION OF UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------



                                                                                     PERCENTAGE OF
RANGE OF DEBT SERVICE COVERAGE    NUMBER OF MORTGAGE                                   AGGREGATE          AVERAGE CUT-OFF DATE
RATIOS                                  LOANS           CUT-OFF DATE BALANCE     CUT-OFF DATE BALANCE           BALANCE
---------------------------------------------------------------------------------------------------------------------------------
1.07 - 1.10                                2                         $ 5,735,682            0.63%                $2,867,841
1.11 - 1.20                               16                         132,507,175         14.46                    8,281,698
1.21 - 1.30                               64                         393,935,889         43.00                    6,155,248
1.31 - 1.40                               28                         174,675,918         19.07                    6,238,426
1.41 - 1.50                               13                          90,649,425          9.89                    6,973,033
1.51 - 1.60                                3                          13,878,955          1.51                    4,626,318
1.61 - 1.70                                2                          14,573,353          1.59                    7,286,676
1.71 - 1.80                                1                           2,300,000          0.25                    2,300,000
1.81 - 1.90                                6                          67,935,216          7.42                   11,322,536
2.01 - 2.10                                1                           8,066,397          0.88                    8,066,397
2.21 - 2.30                                1                           3,994,697          0.44                    3,994,697
2.51 - 3.17                                2                           7,874,596          0.86                    3,937,298
                                         ---                        ------------          ------                 ----------
TOTAL/WTD. AVG.                          139                        $916,127,302          100.00%                $6,590,844
                                  ===============================================================================================

---------------------------------------------------------------------------------------------------------------------------------

                                                                              WEIGHTED AVERAGE
                                                                                  REMAINING        WEIGHTED AVERAGE
                                                                                   TERM TO              CUT-OFF
RANGE OF DEBT SERVICE COVERAGE                           WEIGHTED AVERAGE         MATURITY             DATE LTV
RATIOS                            WEIGHTED AVERAGE DSCR   MORTGAGE RATE             (MOS)                RATIO
--------------------------------------------------------------------------------------------------------------------
1.07 - 1.10                                1.09x              8.466%                  114.5               71.91%
1.11 - 1.20                                1.19               8.175                   115.9               77.62
1.21 - 1.30                                1.25               8.325                   115.7               72.09
1.31 - 1.40                                1.35               8.500                   115.9               69.46
1.41 - 1.50                                1.45               8.261                   110.0               66.69
1.51 - 1.60                                1.55               8.503                   116.3               63.95
1.61 - 1.70                                1.66               8.784                   117.2               48.87
1.71 - 1.80                                1.71               8.730                   120.0               57.50
1.81 - 1.90                                1.89               8.198                   112.2               50.05
2.01 - 2.10                                2.01               7.960                   113.0               70.76
2.21 - 2.30                                2.27               8.070                   118.0               48.72
2.51 - 3.17                                3.06               8.088                   114.6               45.63
                                           ----                 -----                 -----                -----
TOTAL/WTD. AVG.                            1.37x                8.327%                115.0                69.35%
                                ====================================================================================

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE AT ORIGINATION RATIOS
--------------------------------------------------------------------------------


                                                                                          PERCENTAGE OF
RANGE OF CUT-OFF DATE                      NUMBER OF                                        AGGREGATE          AVERAGE CUT-OFF DATE
LOAN TO VALUE RATIOS                     MORTGAGE LOANS      CUT-OFF DATE BALANCE     CUT-OFF DATE BALANCE            BALANCE
------------------------------------------------------------------------------------------------------------------------------------
30.1 - 50.0                                    8                  $81,845,184                   8.93%               $10,230,648
50.1 - 60.0                                   12                   52,143,373                   5.69                  4,345,281
60.1 - 65.0                                   15                  101,300,658                  11.06                  6,753,377
65.1 - 70.0                                   22                  170,313,407                  18.59                  7,741,519
70.1 - 75.0                                   40                  227,696,891                  24.85                  5,692,422
75.1 - 80.0                                   40                  277,668,728                  30.31                  6,941,718
80.1 - 82.0                                    2                    5,159,060                   0.56                  2,579,530
                                           ------             ---------------              ---------                -----------
TOTAL/WTD. AVG.                              139                 $916,127,302                 100.00%                $6,590,844
                                       =============================================================================================

------------------------------------------------------------------------------------------------------------------------------------

                                                                                  WEIGHTED AVERAGE   WEIGHTED AVERAGE
                                                                                 REMAINING TERM TO       CUT-OFF
RANGE OF CUT-OFF DATE                   WEIGHTED AVERAGE      WEIGHTED AVERAGE        MATURITY           DATE LTV
LOAN TO VALUE RATIOS                          DSCR             MORTGAGE RATE           (MOS)              RATIO
-----------------------------------------------------------------------------------------------------------------------
30.1 - 50.0                                    1.97x              8.332%               113.7               48.17%
50.1 - 60.0                                    1.49               8.631                118.9               57.60
60.1 - 65.0                                    1.38               8.331                118.2               62.94
65.1 - 70.0                                    1.32               8.490                111.8               67.33
70.1 - 75.0                                    1.31               8.324                114.1               72.89
75.1 - 80.0                                    1.24               8.167                116.0               78.25
80.1 - 82.0                                    1.19               8.407                116.7               80.62
                                               ----               -----                -----               -----
TOTAL/WTD. AVG.                                1.37x              8.327%               115.0               69.35%
                                       ================================================================================

-----------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     DISTRIBUTION OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------


                                                                       PERCENTAGE OF
RANGE OF           NUMBER OF MORTGAGE                                    AGGREGATE           AVERAGE CUT-OFF DATE
MORTGAGE RATES           LOANS            CUT-OFF DATE BALANCE     CUT-OFF DATE BALANCE            BALANCE
---------------------------------------------------------------------------------------------------------------------
7.5001 - 7.7500              7                  $57,022,848                   6.22%                 $8,146,121
7.7501 - 8.0000             17                  158,233,889                  17.27                   9,307,876
8.0001 - 8.2500             28                  194,813,600                  21.26                   6,957,629
8.2501 - 8.5000             38                  239,255,588                  26.12                   6,296,200
8.5001 - 8.7500             23                  133,529,389                  14.58                   5,805,626
8.7501 - 9.0000             13                   46,021,763                   5.02                   3,540,136
9.0001 - 9.2500              7                   73,636,208                   8.04                  10,519,458
9.2501 - 9.5000              4                   11,784,664                   1.29                   2,946,166
9.5001 - 9.6250              2                    1,829,355                   0.20                     914,677
                         -----              ---------------              ---------        -----        -------
TOTAL/WTD. AVG.            139                 $916,127,302                 100.00%                 $6,590,844
                   ==================================================================================================

---------------------------------------------------------------------------------------------------------------------

                                                             WEIGHTED AVERAGE     WEIGHTED AVERAGE
                                                            REMAINING TERM TO         CUT-OFF
RANGE OF            WEIGHTED AVERAGE     WEIGHTED AVERAGE        MATURITY             DATE LTV
MORTGAGE RATES            DSCR            MORTGAGE RATE           (MOS)                RATIO
-----------------------------------------------------------------------------------------------------
7.5001 - 7.7500             1.40x              7.680%             113.6                71.56%
7.7501 - 8.0000             1.44               7.890              117.5                70.99
8.0001 - 8.2500             1.31               8.127              114.9                70.66
8.2501 - 8.5000             1.40               8.386              111.2                67.99
8.5001 - 8.7500             1.32               8.610              118.1                70.05
8.7501 - 9.0000             1.32               8.866              118.7                67.35
9.0001 - 9.2500             1.35               9.047              114.5                66.44
9.2501 - 9.5000             1.35               9.429              118.5                62.33
9.5001 - 9.6250             2.26               9.545              113.0                58.15
                            ----               -----              -----                -----
TOTAL/WTD. AVG.             1.37x              8.327%             115.0                69.35%
                  ===================================================================================

-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION OF REMAINING AMORTIZATION TERMS (a)
--------------------------------------------------------------------------------



RANGE OF REMAINING AMORTIZATION      NUMBER OF MORTGAGE                              PERCENTAGE OF AGGREGATE    AVERAGE CUT-OFF DATE
TERMS (MOS)                                LOANS            CUT-OFF DATE BALANCE      CUT-OFF DATE BALANCE            BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                                 1                         $14,600,000             1.59%                 $14,600,000
171 - 190                                     2                           3,170,530           0.35                      1,585,265
251 - 270                                     2                           6,838,943           0.75                      3,419,471
271 - 290                                     1                             434,534           0.05                        434,534
291 - 310                                    13                          97,557,570          10.65                      7,504,428
311 - 330                                     1                           1,394,821           0.15                      1,394,821
331 - 360                                   107                         719,769,673          78.57                      6,726,819
361 - 386                                    12                          72,361,231           7.90                      6,030,103
                                            ---                        ------------          ------                    ----------
TOTAL/WTD. AVG.                             139                        $916,127,302          100.00%                   $6,590,844
                                    ================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

                                                                           WEIGHTED AVERAGE     WEIGHTED AVERAGE
                                                            WEIGHTED      REMAINING TERM TO          CUT-OFF
RANGE OF REMAINING AMORTIZATION     WEIGHTED AVERAGE        AVERAGE            MATURITY             DATE LTV
TERMS (MOS)                               DSCR           MORTGAGE RATE          (MOS)                 RATIO
--------------------------------------------------------------------------------------------------------------------
Interest Only                              1.43x              8.330%              58.0                 69.86%
171 - 190                                  1.25               8.766              176.8                 55.97
251 - 270                                  1.31               9.024              118.7                 65.37
271 - 290                                  1.32               9.625              113.0                 62.08
291 - 310                                  1.63               8.611              113.9                 56.72
311 - 330                                  2.55               9.520              113.0                 56.93
331 - 360                                  1.34               8.263              115.6                 70.92
361 - 386                                  1.25               8.459              118.4                 71.87
                                           ----               -----              -----                 -----
TOTAL/WTD. AVG.                            1.37x              8.327%             115.0                 69.35%
                                    ================================================================================

--------------------------------------------------------------------------------------------------------------------

(a) 81 loans representing 63.54% of the Aggregate Cut-Off Date Balance accrue interest on an Actual/360 basis but have a monthly payment calculated on a 30/360 schedule. Accordingly, the actual amortization term is longer for these loans than the stated amortization term reflected in the table above.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------



                                                                                           PERCENTAGE OF
RANGE OF ORIGINAL TERMS TO MATURITY     NUMBER OF MORTGAGE                               AGGREGATE CUT-OFF     AVERAGE CUT-OFF DATE
(MOS)                                         LOANS            CUT-OFF DATE BALANCE         DATE BALANCE             BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
60 - 83                                          1                   $14,600,000                 1.59%              $14,600,000
84 - 120                                       132                   863,990,527                94.31                 6,545,383
121 - 180                                        6                    37,536,775                 4.10                 6,256,129
                                             -----                --------------            ---------               -----------
TOTAL/WTD. AVG.                                139                  $916,127,302               100.00%               $6,590,844
                                       ============================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                           WEIGHTED
                                                                                    WEIGHTED AVERAGE        AVERAGE
                                                                                   REMAINING TERM TO     CUT-OFF DATE
RANGE OF ORIGINAL TERMS TO MATURITY                            WEIGHTED AVERAGE         MATURITY              LTV
(MOS)                                    WEIGHTED AVERAGE DSCR   MORTGAGE RATE           (MOS)               RATIO
-----------------------------------------------------------------------------------------------------------------------
60 - 83                                            1.43x             8.330%              58.0                69.86%
84 - 120                                           1.36              8.336              115.2                69.64
121 - 180                                          1.42              8.116              132.2                62.35
                                                   ----              -----              -----                -----
TOTAL/WTD. AVG.                                    1.37x             8.327%             115.0                69.35%
                                       ================================================================================

-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------



                                                                                           PERCENTAGE OF
RANGE OF REMAINING TERMS TO MATURITY    NUMBER OF MORTGAGE                               AGGREGATE CUT-OFF     AVERAGE CUT-OFF DATE
(MOS)                                         LOANS            CUT-OFF DATE BALANCE         DATE BALANCE             BALANCE
------------------------------------------------------------------------------------------------------------------------------------
51 - 70                                          1                  $14,600,000                  1.59%              $14,600,000
71 - 90                                          1                    6,389,543                  0.70                 6,389,543
91 - 110                                         5                   31,888,778                  3.48                 6,377,756
111 - 120                                      126                  825,712,205                 90.13                 6,553,271
121 - 130                                        4                   34,366,245                  3.75                 8,591,561
171 - 190                                        2                    3,170,530                  0.35                 1,585,265
                                              ----              ---------------             ---------               -----------
TOTAL/WTD. AVG.                                139                 $916,127,302                100.00%               $6,590,844
                                       =============================================================================================

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                            WEIGHTED
                                                                                     WEIGHTED AVERAGE        AVERAGE
                                                                                    REMAINING TERM TO     CUT-OFF DATE
RANGE OF REMAINING TERMS TO MATURITY                            WEIGHTED AVERAGE         MATURITY              LTV
(MOS)                                     WEIGHTED AVERAGE DSCR   MORTGAGE RATE           (MOS)               RATIO
-------------------------------------------------------------------------------------------------------------------------
51 - 70                                             1.43x             8.330%              58.0                69.86%
71 - 90                                             1.25              9.150               81.0                74.12
91 - 110                                            1.42              7.866              107.9                64.50
111 - 120                                           1.36              8.348              115.7                69.81
121 - 130                                           1.44              8.056              128.1                62.94
171 - 190                                           1.25              8.766              176.8                55.97
                                                    ----              -----              -----                -----
TOTAL/WTD. AVG.                                     1.37x             8.327%             115.0                69.35%
                                       ==================================================================================

-------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
--------------------------------------------------------------------------------



                                                                           PERCENTAGE OF
                        NUMBER OF MORTGAGE                               AGGREGATE CUT-OFF     AVERAGE CUT-OFF DATE
  AMORTIZATION TYPE           LOANS            CUT-OFF DATE BALANCE         DATE BALANCE             BALANCE
---------------------------------------------------------------------------------------------------------------------
Balloon                      126                    $788,885,897                86.11%             $6,260,999
Hyperamortizing               11                     124,070,875                13.54              11,279,170
Fully Amortizing               2                       3,170,530                 0.35               1,585,265
                           -----                 ---------------            ---------             -----------
TOTAL/WTD. AVG.              139                    $916,127,302               100.00%             $6,590,844
                       ==============================================================================================

---------------------------------------------------------------------------------------------------------------------


                                                                    WEIGHTED AVERAGE
                                                                   REMAINING TERM TO    WEIGHTED AVERAGE
                                               WEIGHTED AVERAGE         MATURITY        CUT-OFF DATE LTV
  AMORTIZATION TYPE      WEIGHTED AVERAGE DSCR   MORTGAGE RATE           (MOS)                RATIO
----------------------------------------------------------------------------------------------------------
Balloon                            1.34x             8.281%               114.7                70.74%
Hyperamortizing                    1.55              8.607                115.3                60.83
Fully Amortizing                   1.25              8.766                176.8                55.97
                                   ----              -----                -----                -----
TOTAL/WTD. AVG.                    1.37x             8.327%               115.0                69.35%
                      ====================================================================================

----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DISTRIBUTION OF PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------



                                                                                  PERCENTAGE OF
                               NUMBER OF MORTGAGE                               AGGREGATE CUT-OFF     AVERAGE CUT-OFF DATE
  PREPAYMENT PROVISION               LOANS            CUT-OFF DATE BALANCE        DATE BALANCE              BALANCE
----------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                    137                  $914,708,890                99.85%               $6,676,707
Lockout/Greater YM or 1%                1                       983,877                 0.11                   983,877
Lockout/Declining Fee                   1                       434,534                 0.05                   434,534
                                    -----              ----------------            ---------              ------------
TOTAL/WTD. AVG.                       139                  $916,127,302               100.00%               $6,590,844
                              ==============================================================================================

----------------------------------------------------------------------------------------------------------------------------

                                                                                                   WEIGHTED
                                                                            WEIGHTED AVERAGE       AVERAGE
                                                                           REMAINING TERM TO     CUT-OFF DATE
                                                       WEIGHTED AVERAGE         MATURITY             LTV
  PREPAYMENT PROVISION          WEIGHTED AVERAGE DSCR   MORTGAGE RATE            (MOS)              RATIO
---------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                      1.37x               8.325%                 114.9             69.37%
Lockout/Greater YM or 1%                1.17                9.000                  174.0             52.47
Lockout/Declining Fee                   1.32                9.625                  113.0             62.08
                                        ----                -----                  -----             -----
TOTAL/WTD. AVG.                         1.37x               8.327%                 115.0             69.35%
                             ===================================================================================

----------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                               80 LAFAYETTE STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $48,576,876         $48,443,653

% OF POOL BY UPB          5.29%

ORIGINATOR:               GMACCM

NOTE DATE:                October 14, 1999

INTEREST RATE:            8.135%

AMORTIZATION:             30 years

MATURITY DATE:            November 10, 2009

BORROWER/SPONSOR:         The Borrower is a single purpose,
                          bankruptcy remote entity.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     None.

CASH MANAGEMENT:          Soft Lockbox in place springing to a
                          Hard Lockbox upon an Event of Default.

MONTHLY RESERVES:         Debt Service - $600,000 upfront;
                          $18,181.82 first 33 months
                          Replacement - $4,350
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Multifamily/Student Housing

LOCATION:                     New York, New York

YEAR BUILT / RENOVATED:       1915 / 1999

THE COLLATERAL:               A 17-story multifamily apartment
                              building located in downtown New
                              York.  There are 261 residential
                              apartments comprising 253,999
                              square feet and 8,150 square feet
                              of first-floor retail.  All the
                              residential units are master
                              leased to New York University for
                              student housing through 2002 with
                              five one-year extension options.

PROPERTY MANAGEMENT:          Coral Realty, LLC

CURRENT OCCUPANCY (10/2/99):  100%

UNDERWRITTEN NET CASH FLOW:   $5,656,662

APPRAISED VALUE:              $73,100,000

APPRAISAL DATE:               August 16, 1999

CUT-OFF DATE LOAN/UNITS:      $185,608

CUT-OFF DATE LTV:             66.27%

BALLOON LTV:                  58.60%

UWNCF DSCR:                   1.29x

--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                   EQUITY INNS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         LOAN/PARTICIPATION INFORMATION
--------------------------------------------------------------------------------
                                         ORIGINAL               CUT-OFF DATE
                                         --------               ------------
PRINCIPAL BALANCE
         LOANS:                          $97,020,000            $96,259,106

         PARTICIPATION:                  $48,510,000            $48,129,553
         (% OF LOANS)                    (50%)                  (50%)

% OF POOL BY UPB:                        5.25%

ORIGINATOR:                              GMACCM

NOTE DATE:                               June 16, 1999

INTEREST RATE:                           8.37%

AMORTIZATION:                            25 years

ARD DATE:                                July 1, 2009

BORROWER/SPONSOR:                        Two single purpose, bankruptcy remote
                                         entities affiliated with Equity Inns
                                         Inc., a publicly traded real estate
                                         investment trust (NYSE: ENN).

CALL PROTECTION:                         Prepayment lockout; U.S. Treasury
                                         defeasance.

RELEASE PRICE:                           After the lockout period, Borrowers may
                                         partially defease the Loan to obtain
                                         the release of an individual property.
                                         To release a property, the Borrowers
                                         must defease 125% of the loan amount
                                         originally allocated to the property.
                                         Further, the UWNCF DSCR for the
                                         remaining properties must be greater
                                         than or equal to 1.90x.

CROSS-COLLATERALIZATION/ DEFAULT:        Yes/Yes.

ADDITIONAL FINANCING:                    None.

CASH MANAGEMENT:                         Hard Lockbox.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                  Portfolio

PROPERTY TYPE:                           Lodging

THE COLLATERAL:                          5 AmeriSuites, 3 Homewood Suites, 6
                                         Hampton Inns and 5 Residence Inns
                                         lodging properties containing a total
                                         of 2,453 rooms and located in 13
                                         states. Each of the properties is
                                         leased to and managed by an affiliate
                                         of either Prime Hospitality Corp. or
                                         Interstate Hotels Management, Inc.

SUBSTITUTION:                            The Borrowers may substitute
                                         "like-kind" collateral without penalty
                                         after the prepayment lockout period.
                                         Substitution is limited to $25 million
                                         in collateral value per substitution
                                         and $50 million in the aggregate. Any
                                         substitution is also subject to
                                         maintenance of a minimum LTV of 55% and
                                         receipt of confirmation from the Rating
                                         Agencies that such substitution will
                                         not effect the ratings for any Class.

LESSEES: Five of the properties are leased by an affiliate of Prime Hospitality Corp., an owner, manager and franchisor of hotels. The Prime affiliate manages each of the five properties.

                                         The remaining 14 properties are leased
                                         by affiliates of Interstate Hotels
                                         Management, Inc., a publicly traded
                                         company (NASDAQ: IHCO). The Interstate
                                         affiliates manage all but three of the
                                         properties, which are managed under
                                         contract by a third party.

UNDERWRITTEN NET CASH FLOW
LOANS/PARTICIPATION:                     $17,808,502 / $8,904,251

APPRAISED VALUE
LOANS/PARTICIPATION:                     $196,800,000 / $98,400,000

APPRAISAL DATE:                          April 1, 1999

CUT-OFF DATE BALANCE
PER ROOM
LOANS/PARTICIPATION:                     $39,242 / $19,621

CUT-OFF DATE LTV:                        48.95%

BALLOON LTV:                             40.34%

UWNCF DSCR:                              1.90x

--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                   EQUITY INNS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                         COLLATERAL DETAILS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              ALLOCATED CUT-OFF DATE     ALLOCATED CUT-OFF
            PROPERTY                 CITY             STATE         # UNITS    PARTICIPATION AMOUNT       DATE LOAN AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Residence Inn              Portland           Oregon                  168          $5,253,473.16           $10,506,946.32
-----------------------------------------------------------------------------------------------------------------------------------
Residence Inn              Princeton          New Jersey              208          $4,945,904.38           $9,891,808.76
-----------------------------------------------------------------------------------------------------------------------------------
Homewood Suites            Phoenix            Arizona                 124          $3,537,040.95           $7,074,081.90
-----------------------------------------------------------------------------------------------------------------------------------
Residence Inn              Eagan              Minnesota               120          $3,224,511.38           $6,449,022.76
-----------------------------------------------------------------------------------------------------------------------------------
Amerisuites                Glen Allen         Virginia                126          $2,683,785.63           $5,367,571.26
-----------------------------------------------------------------------------------------------------------------------------------
Residence Inn              Tucson             Arizona                 128          $2,644,099.33           $5,288,198.66
-----------------------------------------------------------------------------------------------------------------------------------
Hampton Inn                Memphis            Tennessee               126          $2,356,373.70           $4,712,747.40
-----------------------------------------------------------------------------------------------------------------------------------
Residence Inn              Tinton Falls       New Jersey               96          $2,331,569.77           $4,663,139.54
-----------------------------------------------------------------------------------------------------------------------------------
Amerisuites                Columbus           Ohio                    126          $2,306,765.83           $4,613,531.66
-----------------------------------------------------------------------------------------------------------------------------------
Hampton Inn                Northville         Michigan                125          $2,202,589.31           $4,405,178.62
-----------------------------------------------------------------------------------------------------------------------------------
Hampton Inn                Overland Park      Kansas                  134          $2,187,706.95           $4,375,413.90
-----------------------------------------------------------------------------------------------------------------------------------
Homewood Suites            San Antonio        Texas                   123          $2,053,765.71           $4,107,531.42
-----------------------------------------------------------------------------------------------------------------------------------
Hampton Inn                Morgantown         West Virginia           108          $2,009,118.63           $4,018,237.26
-----------------------------------------------------------------------------------------------------------------------------------
Amerisuites                Indianapolis       Indiana                 126          $1,904,942.11           $3,809,884.22
-----------------------------------------------------------------------------------------------------------------------------------
Hampton Inn                Kansas City        Missouri                120          $1,795,804.80           $3,591,609.60
-----------------------------------------------------------------------------------------------------------------------------------
Amerisuites                Overland Park      Kansas                  126          $1,780,922.44           $3,561,844.88
-----------------------------------------------------------------------------------------------------------------------------------
Amerisuites                Memphis            Tennessee               128          $1,716,432.21           $3,432,864.42
-----------------------------------------------------------------------------------------------------------------------------------
Homewood Suites            Sharonville        Ohio                    111          $1,646,981.20           $3,293,962.40
-----------------------------------------------------------------------------------------------------------------------------------
Hampton Inn                Richardson         Texas                   130          $1,547,765.46           $3,095,530.92
-----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                FIRST UNION TOWER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                                         ORIGINAL                  CUT-OFF DATE
                                         --------                  ------------
PRINCIPAL BALANCE (A):                   $37,000,000               $36,959,753

% OF POOL BY UPB                         4.03%

ORIGINATOR:                              German American Capital Corporation

NOTE DATE:                               December 30, 1999

INTEREST RATE:                           9.03%

AMORTIZATION:                            30 years

ARD DATE:                                January 1, 2010

BORROWER/SPONSOR:                        The Borrower is a single purpose,
                                         bankruptcy remote entity sponsored by
                                         Trammell Crow.

CALL PROTECTION:                         Prepayment lockout; U.S. Treasury
                                         defeasance.

CROSS-COLLATERALIZATION/ DEFAULT:        No/No

MEZZANINE LOAN:                          There is a $5.8 million fully
                                         subordinated mezzanine loan made by
                                         First Union that is secured solely by
                                         partnership interests in the Borrower.

CASH MANAGEMENT:                         Hard Lockbox in place.

MONTHLY RESERVES:                        TI/LC - $18,750 ($2.5 million upfront;
                                         Cap: $2.725 million; Minimum: $1.9
                                         million) Replacement: $6,295.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                  Single Asset

PROPERTY TYPE:                           Office

LOCATION:                                Baltimore, Maryland

YEAR BUILT:                              1985

THE COLLATERAL:

                                         A 28-story, 377,684 square foot office
                                         building located in the central
                                         business district of Baltimore. Tenants
                                         include First Union (Moody's: A1/S&P:
                                         A+), Price Waterhouse and Solomon Smith
                                         Barney (Moody's: A1/S&P: A).

PROPERTY MANAGEMENT:                     TC Mid Atlantic, Inc., an affiliate of
                                         the Borrower

CURRENT OCCUPANCY (12/12/99):            88%

UNDERWRITTEN NET CASH FLOW:              $4,792,223

APPRAISED VALUE:                         $54,500,000

APPRAISAL DATE:                          December 7, 1999

CUT-OFF DATE LOAN/SF:                    $97.86

CUT-OFF DATE LTV:                        67.82%

ARD BALLOON LTV:                         62.15%

UWNCF DSCR:                              1.34x

--------------------------------------------------------------------------------

FIVE LARGEST TENANTS
--------------------

-------------------------------------------------------------------------------------------------------------
                                            SQUARE              PERCENTAGE OF              DATE OF
                          TENANT        FOOTAGE LEASED      TOTAL LEASEABLE AREA      LEASE EXPIRATION
-------------------------------------------------------------------------------------------------------------
First Union (a)                            103,259                 27.34%                09/30/2014
-------------------------------------------------------------------------------------------------------------
Whiteford, Taylor and Preston               78,116                 20.68%                01/31/2006
-------------------------------------------------------------------------------------------------------------
Development  Design Group, Inc. (a)         31,247                  8.27%                 3/31/2003
-------------------------------------------------------------------------------------------------------------
McGuire, Woods, Battle                      28,758                  7.61%                 2/28/2009
-------------------------------------------------------------------------------------------------------------
Credit Suisse (a)                           19,455                  5.15%                11/30/2005
-------------------------------------------------------------------------------------------------------------

(a) Both DDG and Credit Suisse sublease their space from First Union. In total, First Union master leases 73,691 SF (19.5% of GLA) that is subleased to other tenants.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                              WORLD SAVINGS CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                         ORIGINAL               CUT-OFF DATE
                                         --------               ------------
PRINCIPAL BALANCE (A):                   $29,500,000            $29,425,174

% OF POOL BY UPB                         3.21%

ORIGINATOR:                              Archon Financial, L.P.

NOTE DATE:                               October 4, 1999

INTEREST RATE:                           7.91%

AMORTIZATION:                            30 years

MATURITY DATE:                           November 1, 2010

BORROWER/SPONSOR:                        Prentiss Properties Acquisition
                                         Partnership, the primary operating
                                         entity of Prentiss Properties Trust, a
                                         publicly traded real estate investment
                                         trust (NYSE: PP).

CALL PROTECTION:                         Prepayment lockout; U.S. Treasury
                                         defeasance.

CROSS-COLLATERALIZATION/ DEFAULT:        No/No

ADDITIONAL FINANCING:                    None.

CASH MANAGEMENT:                         Hard Lockbox in place.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                  Single Asset

PROPERTY TYPE:                           Office

LOCATION:                                Oakland, California

YEAR BUILT:                              1986

THE COLLATERAL:                          A 17-story 270,109 square foot office
                                         building with a 3-level subterranean
                                         parking garage located in downtown
                                         Oakland. The two largest tenants are
                                         World Savings and Loan (Moody's: A1/
                                         S&P: A+) and Burnham & Brown.

PROPERTY MANAGEMENT:                     An affiliate of the borrower

CURRENT OCCUPANCY (12/31/99):            100%

UNDERWRITTEN NET CASH FLOW:              $3,783,774

APPRAISED VALUE:                         $47,500,000

APPRAISAL DATE:                          September 1, 1999

CUT-OFF DATE LOAN/SF:                    $108.94

CUT-OFF DATE LTV:                        61.95%

BALLOON LTV:                             54.41%

UWNCF DSCR:                              1.47x

--------------------------------------------------------------------------------

FIVE LARGEST TENANTS
--------------------

-----------------------------------------------------------------------------------------------------
                                 SQUARE             PERCENTAGE OF               DATE OF
     TENANT                  FOOTAGE LEASED     TOTAL LEASEABLE AREA       LEASE EXPIRATION
-----------------------------------------------------------------------------------------------------
World Savings & Loan            147,517                54.61%                 12/31/2007
-----------------------------------------------------------------------------------------------------
Burnham & Brown                  49,155                18.20%                 12/14/2004
-----------------------------------------------------------------------------------------------------
Lawrence Johnson                 11,707                 4.33%                 04/21/2002
-----------------------------------------------------------------------------------------------------
Carol Williams                   11,061                 4.10%                 01/31/2003
-----------------------------------------------------------------------------------------------------
Robbins, Plamer, Allen           10,780                 3.99%                 07/31/2003
-----------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                             FREEMAN WEBB PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                         ORIGINAL                CUT-OFF DATE
                                         --------                ------------
PRINCIPAL BALANCE (A):                   $28,500,000             $28,500,000

% OF POOL BY UPB                         3.11%

ORGINATOR:                               GMACCM

NOTE DATE:                               October 1, 1999

INTEREST RATE:                           7.73%

AMORTIZATION:                            30 Years (24-month Interest only, then
                                         Amortizing)

MATURITY DATE:                           October 10, 2009

BORROWER/SPONSOR:                        The Borrower is a single purpose,
                                         bankruptcy remote entity.

CALL PROTECTION:                         Prepayment lockout; U.S. Treasury
                                         defeasance.

CROSS-COLLATERALIZATION/ DEFAULT:        No/No

ADDITIONAL FINANCING:                    None.

CASH MANAGEMENT:                         None

MONTHLY RESERVES:                        Replacement: $14,816

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                  Portfolio

PROPERTY TYPE:                           Multifamily

LOCATION:                                Nashville, Knoxville & Madison, TN

YEAR BUILT / RENOVATED:                  1972 to 1983 / 1997 to 1999

THE COLLATERAL:                          Three multifamily complexes; British
                                         Woods Apartments consists of 263 units
                                         in 22 garden-style apartment buildings.
                                         Windovar Apartments consists of 271
                                         units contained within 23 two, three
                                         and four-story buildings. Highland
                                         Ridge Apartments consists of 280 units
                                         in 17 garden-style apartment buildings.

PROPERTY MANAGEMENT:                     Freeman Webb Company Realtors

OCCUPANCY (7/31/99):                     94%

UNDERWRITTEN NET CASH FLOW:              $2,964,503

APPRAISED VALUE:                         $36,310,000

APPRAISAL DATE:                          August 9, 1999

CUT-OFF DATE LOAN/UNITS:                 $35,012.29

CUT-OFF DATE LTV:                        78.49%

BALLOON LTV:                             71.26%

UWNCF DSCR:                              1.20x

--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.